These securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to US persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

This Convertible Debenture Purchase Agreement (this "Agreement") is entered into as of this 4th day of September, 2007, between **Energy Quest Inc.**, a Nevada corporation (the "Company"), and **Jain Vasant** (the "Creditor").

1. Purchase and Sale of Debentures.

1.1 **Authorization**. Pursuant to this Agreement, the Company has authorized the issuance of one Unsecured Convertible Debenture in the form attached hereto as Exhibit A (the "Debenture").

1.2 **Issuance and Sale of Securities**. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Creditor, and the Creditor hereby agrees to accept delivery from the Company, of a Debenture to be issued to the Creditor pursuant to Section 5.3 hereof.

1.3 **Advance of Funds**. The delivery of the Debenture (as defined in Section 5.3 hereof) shall take place on or before September 14, 2007 (the "Closing"). At the Closing, the Company shall deliver to the Creditor the Debenture against delivery to the Company by the Creditor, by wire transfer of immediately available funds, or by check, an aggregate amount under the Debenture of US$120,000,000 subject to the conditions set forth herein and in the Debenture;

1.4 **Repayment Terms/Conversion**. Outstanding principal on the Debenture shall be fully due and payable in compliance with the terms set forth in the Debenture. At the Creditor's option, after September 4, 2012 (the "Conversion Right Date") and until September 4, 2017, the Creditor may choose to have all or any part of the outstanding principal owing to the Creditor repaid in shares of Common Stock of the Company (the Shares") at a conversion rate of US$50.00 per share (the "Conversion Price").

In the event the Creditor chooses to convert any outstanding principal into Common Stock of the Company, the Creditor shall give a written notice to the Company of such conversion no less than 15 business days prior to such conversion.

2. Security. The Debenture shall not be secured by any assets of the Company.

3. Representations and Warranties of the Company. The Company hereby represents and warrants the following as of the date hereof, and as of the date of Closing:

3.1 **Organization and Standing**. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now

conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on its business or its properties.

3.2 **Authorization**. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the Debenture, and performance of all obligations of the Company hereunder and thereunder, has been or shall be taken prior to the Closing, and this Agreement and the Debenture, when executed and delivered, shall constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms.

3.3 **Consents**. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any third party or any federal, state or provincial governmental authority on the part of the Company are required in connection with the consummation of the transactions contemplated herein.

3.4 **No Conflicts**. Neither the execution and delivery of this Agreement or the Debenture by the Company nor the consummation by the Company of the transactions contemplated herein will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company or the Subsidiary, (ii) violate in any material respect any statute, rule, regulation, order, writ, injunction, decree or arbitration award applicable to the Company or its assets, or (iii) breach in any material respect any other material agreement, undertaking, or contract to which the Company is subject.

3.5 **No Defaults**. No Event of Default, as defined in Section 7.1 of this Agreement, shall have occurred and be continuing prior to the Closing.

3.6 **Voting**. Other than the Common Stock, there are no shares of stock in the Company possessing voting rights.

3.7 **Authorized Shares**. From the Conversion Right Date to the Maturity Date (as defined in the Debenture), the Company shall maintain sufficient numbers of shares of authorized Common Stock to permit the full conversion of the Debenture.

4. Representations and Warranties of the Creditor. The Creditor represents and warrants to the Company as follows:

4.1 **Authorization**. This Agreement, when executed and delivered by it, will constitute a valid and legally binding obligation of it, enforceable in accordance with its terms.

4.2 **Investment**. It is acquiring the Debenture to be sold by the Company to it and any equity in the Company which it may receive therefrom for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. It understands that the Debenture to be sold by the Company to it and equity of the Company to be purchased or received have not been registered under the Securities Act, however the Company agrees to include the Shares for registration (for resale by the Creditor) in the next registration statement on Form SB-2 that it files with the US Securities Exchange Commission except that the maximum number of the Shares to be included in any one registration statement shall not exceed 1/3 of the shares of the public float (shares not

held by affiliates of the Company) at the time of the filing of the registration statement. At any time the Company files a Registration Statement it shall include for registration (for resale by the Creditor) any Shares that have not previously been included in a Registration Statement for the Company, up to a maximum of 1/3 of the shares of the public float at the time of the filing of the registration statement. However, nothing in this Agreement will obligate the Company to file any future registration statement of any kind.

It acknowledges, represents and warrants as of the date of this Agreement that it is purchasing the Shares for its own account for investment purposes only and that it does not intend to resell the Shares within the next year.

It certifies that: (a) it is not a US person and is not acquiring the securities for the account or benefit of any US person; or (b) it is a US person who purchased securities in a transaction that did not require registration under the Securities Act.

It agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

The representations, warranties and acknowledgements of the Creditor contained in this Section will survive the Closing.

5. Conditions of Creditor's Obligations at Closing. The obligations of the Creditor under Sections 1.2 and 1.3 of this Agreement are subject to the fulfillment on or before the Closing, and on or before of each borrowing, of each of the following conditions:

5.1 **Representations and Warranties**. The representations and warranties of the Company contained in Section 3 hereof shall be true on and as of the Closing.

5.2 **Performance/No Event of Default**. The Company shall have performed and complied with all agreements and conditions contained herein to be performed or complied with by it on or before the Closing and there shall exist no Event of Default.

5.3 **Execution and Delivery of Debenture**. The Company shall have authorized, executed and delivered the Debenture to the Creditor to purchase a total of US$120,000,000 worth of the Company's Common Stock at a Conversion Price set forth at Section 1.4.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company under Sections 1.2 and 1.3 of this Agreement are subject to the fulfillment on or before the Closing of the following condition:

6.1 **Representations and Warranties**. The representations and warranties of the Creditor contained in Section 4 hereof shall be true on and as of the Closing.

7. Default.

7.1 **Events of Default**. With respect to the Debenture and this Agreement, the following events are "Events of Default" thereunder and hereunder:

(a) Default shall be made by the Company in the payment of principal of the Debenture after five days written notice from the Creditor following the date when the same is due and payable; or

(b) Default shall be made in the due performance or observance of any other material covenant, agreement or provision herein, or in the Debenture, to be performed or observed by the Company, or a material breach shall exist in any representation or warranty herein contained, or in any Debenture, as of the date when made, and such default or breach shall have continued for a period of 30 days after written notice thereof to the Company from the Creditor; or

(c) The Company shall be involved in financial difficulties as evidenced:

(i) by the Company filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code or the Bankruptcy and Insolvency Act of Canada (as now or in the future amended, the "Bankruptcy Codes") or an admission seeking the relief therein provided;

(ii) by the Company making a general assignment for the benefit of its creditors;

(iii) by the Company consenting to the appointment of a receiver or trustee for all or a substantial part of the property of the Company or approving as filed in good faith a petition filed against the Company under said Bankruptcy Codes (in both cases without the consent of the Company);

(iv) by the commencement of a proceeding or case, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgement or decree approving or ordering any of the foregoing being entered and continuing unstayed and in effect, for a period of 60 days; or

(v) by the Company admitting in writing its inability to pay its debts as such debts become due; or

(d) Company shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by the Company or by any person seeking the termination, dissolution or liquidation of the Company.

7.2 **Acceleration**. If any one or more Events of Default described in Section 7.1 shall occur and be continuing, then the Creditor may, at the Creditor's option and by written notice to the Company, declare the unpaid balance of the Debenture owing to the Creditor to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company.

8. Miscellaneous.

8.1 **Notices**. All notices, requests, demands and other communications under this Agreement and the Debenture shall be in writing and shall be deemed to have been duly "given" on the date of delivery, if delivery is made personally or by fax or email to the party to whom notice is to be given, or upon receipt if mailed by first class mail, either registered or certified, postage prepaid and properly addressed as follows:

If to the Company:	850 South Boulder Hwy., Suite 169 Henderson, Nevada USA 89015 - 7564 Attn: President
And to:	Wilf Ouellette, President 78 Belleville Avenue Spruce Grove, Alberta Canada T7A 1H8
If to the Creditor:	102 Darshan Tower Seth Motisha Road Mazagaon, Mumbai 400 010 Attn: President

Each party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

8.2 **Remedies**. No failure on the part of the Creditor to exercise, and no delay on the part of the Creditor in exercising, any right hereunder or under the Debenture shall operate as a waiver thereof; nor shall any single or partial exercise of any right owned by it preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

8.3 **Counterparts**. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

8.4 **Term**. This Agreement shall terminate upon repayment or conversion of the Debenture.

8.5 **Legal Advice**. The parties each acknowledge that they have had the opportunity to obtain independent legal advice with respect to the terms of this Agreement prior to its execution, and the parties have either done so or have declined to

so. In any event, the parties understand their respective terms, rights and obligations under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Company

Energy Quest Inc.
By:

/s/ Wilf Ouellette

____
Wilf Ouellette,
President, Chief Executive Officer
Chief Financial Officer

Creditor

Jain Vasant
By:

/s/ Jain Vasant

____
Jain Vasant

EXHIBIT A

THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT DATED SEPTEMBER 4, 2007.

These securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to US persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

CONVERTIBLE DEBENTURE

US$120,000,000 September 4, 2007

For Value Received, the undersigned, Energy Quest Inc., a Nevada corporation ("Borrower"), under the terms of this Unsecured Convertible Debenture ("Debenture") hereby unconditionally promises to pay to the order of Jain Vasant ("Creditor"), by wire transfer to such account as Creditor shall provide notice of to Borrower or by check, in lawful money of the United States of America and in immediately available funds, the principal amount borrowed and outstanding hereunder at any time not to exceed US$120,000,000 (the "Commitment"), payable in the manner set forth below, such funds to be advanced by the Creditor to Borrower upon the execution of the Unsecured Convertible Debenture Purchase Agreement. Borrower may repay any amounts borrowed hereunder and re-borrow any amounts repaid, up to the Commitment, without penalty or premium from the date hereof through September 4, 2012.

Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in that certain Unsecured Convertible Debenture Purchase Agreement ("Purchase Agreement") dated of even date herewith among the Borrower and Creditor named therein.

This Debenture is the Debenture referred to in the Purchase Agreement.

1. **Repayment**. The outstanding principal shall be due on September 4, 2012, (the "Maturity Date") subject to the right of the Creditor to accelerate after the occurrence and continuance of an Event of Default as defined in Section 7.1 of the Purchase Agreement. After the Conversion Right Date, at Creditor's option, Creditor may choose to have all or any part of the outstanding principal repaid in shares of Common Stock of the Borrower at a conversion rate of US$50.00 per share.

In the event that Creditor chooses to convert outstanding principal into Common Stock of the Borrower, Creditor shall give written notice to the Borrower of such anticipated conversion no less than 15 business days prior to the date of conversion.

2. **Interest**. No interest shall accrue on the outstanding principal amount of the Debenture.

3. **Debenture**. The full amount of this Debenture is not secured by any assets of the Borrower.

4. **Default**. Borrower's failure to pay timely any of the principal amount due under this Debenture or other amounts due under this Debenture pursuant to the terms hereof shall constitute an Event of Default as defined in Section 7.1 of the Purchase Agreement.

5. **Waiver**. Except as provided for herein, Borrower waives presentment, notice of dishonor, protest or notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Debenture or in any proceeding against any of the rights or interests in or to the properties or assets securing payment of this Debenture.

6. **Successors**. The provisions of this Debenture shall inure to the benefit of and be binding on any successor or Creditor. This Debenture cannot be assigned by any party hereto.

Energy Quest Inc., a Nevada corporation

/s/ Wilf Ouellette
By:__________________________________

Wilf Ouellette
Name:________________________________

President & CEO
Title:______________________________